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                            SUPPLEMENT TO PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION

                    SELECT ADVISORS VARIABLE INSURANCE TRUST
                            EMERGING GROWTH PORTFOLIO
                               BALANCED PORTFOLIO

                   THIS SUPPLEMENT IS DATED NOVEMBER 4, 1997.

      The Prospectus and Statement of Additional Information of Select Advisors Variable Insurance Trust, each dated May 1, 1997, are hereby supplemented as follows:

EMERGING GROWTH PORTFOLIO

      Westfield Capital Management Company, Inc. ("Westfield") serves as one of the Portfolio Advisors to the Emerging Growth Portfolio of Select Advisors Variable Insurance Trust (the "Trust"). As of October 31, 1997, Westfield became an indirect wholly owned subsidiary of Boston Private Bancorp, Inc. ("BPB").

      As required by the Investment Company Act of 1940 (the "1940 Act"), the Portfolio Advisory Agreement (the "Prior Westfield Agreement") with Westfield terminated on October 31, 1997. Effective October 31, 1997, Touchstone Advisors, Inc., the investment advisor to the Emerging Growth Portfolio, entered into a new Portfolio Advisory Agreement (the "New Westfield Agreement") with Westfield. Except for different effective and termination dates, the terms of the New Westfield Agreement are identical to the terms of the Prior Westfield Agreement. The Board of Trustees of the Trust approved the New Westfield Agreement on September 18, 1997. The shareholders of the Emerging Growth Portfolio approved the New Westfield Agreement on October 30, 1997.

      BPB was established in May 1987. BPB is the parent company of Boston Private Bank & Trust Company, a private bank serving clients in New England with banking and investment products.


BALANCED PORTFOLIO

      OpCap Advisors ("OpCap") serves as Portfolio Advisor to the Balanced Portfolio. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors") and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap. As of September 30, 1997, Oppenheimer Capital and its subsidiaries had assets under management of $60.9 billion. PIMCO Advisors is a registered investment advisor with $125 billion in assets under management through various subsidiaries.
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      Effective November 5, 1997, Touchstone Advisors, Inc., the investment advisor to the Balanced Portfolio, entered into a new Portfolio Advisory Agreement (the "New OpCap Agreement") with OpCap. Except for different effective and termination dates, the terms of the New OpCap Agreement are identical to the terms of the prior OpCap Agreement. The Board of Trustees of the Trust approved the New OpCap Agreement on February 14, 1997. The shareholders of the Balanced Portfolio approved the New OpCap Agreement on April 23, 1997.

      Value Advisors LLC, a limited liability company and a wholly-owned subsidiary of PIMCO Advisors, holds a one-third managing general partner interest in Oppenheimer Capital and a 1.0% general partner interest in OpCap Advisors. Oppenheimer Capital L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange, owns the remaining two-thirds interest in Oppenheimer Capital. PIMCO Partners G.P., general partner of PIMCO Advisors, holds the sole general partner interest in Oppenheimer Capital, L.P.

      PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37% respectively of the total outstanding Class A and Class B units of limited partnership interests of PIMCO Advisors. PIMCO GP is a California general partnership with two general partners. The first of these general partners is Pacific Investment Management Company, which is a California corporation and is wholly owned by Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life"). PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second and managing general partner of PIMCO GP. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Management Investment Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership").

      The PIMCO Managers are William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz II and Lee R. Thomas III.

      PIMCO Advisors is governed by an Operating Board and an Equity Board. The PIMCO Subpartnership has the power to appoint (directly or indirectly) seven of the twelve members of the Operating Board and therefore may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed to control PIMCO Advisors because of direct or indirect power to appoint 25% of the members of the Equity Board. Pacific Life, the PIMCO Managers and the PIMCO Subpartnership disclaim such control.